LOCK-UP AGREEMENT

      THIS LOCK-UP AGREEMENT (the "AGREEMENT") is made and entered into as of November 17, 2004, by and among Mark A. Josipovich, Daniel T. Josipovich and The Freedom Family, LLC, a Delaware limited liability company (each, a "HOLDER" and collectively, the "HOLDERS"), and The Bluebook International Holding Company, a Delaware corporation (the "COMPANY").

                                    RECITALS

      A. The Company has determined that it is advisable and in its best interest to enter into a Securities Purchase Agreement (the "PURCHASE AGREEMENT") with the Investors named therein (the "INVESTORS"), whereby the Company will agree to sell to each Investor certain securities of the Company, all on the terms set forth in the Purchase Agreement (the "OFFERING").

      B.  The  Company  has  agreed  to  file  a  registration   statement  (the
"REGISTRATION STATEMENT") to register for resale the securities issuable under the Purchase Agreement.

      C. It is a condition to each Investor's obligations to close under the Purchase Agreement that the Holders execute and deliver this Agreement.

      D. In contemplation of, and as a material inducement for the Investors to enter into, the Purchase Agreement, the Holders and the Company have each agreed to execute and deliver this Agreement.

      NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

      1. Certain Representations and Warranties. Each of the parties hereto, by their respective execution and delivery of this Agreement, hereby represents and warrants to the others and to all third party beneficiaries of this Agreement that (a) such party has the full right, capacity and authority to enter into, deliver and perform its respective obligations under this Agreement, (b) this Agreement has been duly executed and delivered by such party and is the binding and enforceable obligation of such party, enforceable against such party in accordance with the terms of this Agreement, (c) the execution, delivery and performance of such party's obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such party is a party or to which the assets or securities of such party are bound, and (d) as to each Holder, Schedule 1 to this Agreement sets forth a true and complete list of the all of the shares of Common Stock beneficially owned by such Holder.

      2. Effectiveness of Agreement. The Holders' obligations under this Agreement are contingent upon and shall be effective only upon the Closing Date of the Offering.

      3. Lockup. Each Holder hereby irrevocably agrees that, from and after the Closing Date of the Offering until 5:30 p.m. (New York time) on the 90th Trading Day after the date the initial Registration Statement registering the resale of the securities issuable to the Investors pursuant to the Purchase Agreement is declared effective by the Securities and Exchange Commission (the "EFFECTIVE DATE") (plus one additional day for each Trading Day following the Effective Date during which either (1) the Registration Statement is not effective or (2) the prospectus forming a portion of the Registration Statement is not available for the resale of the Securities issued to the Investors under the Purchase Agreement (the "LOCKUP PERIOD"), it will not Transfer (as defined below) any Common Stock or any securities convertible into, or exchangeable for, or representing the rights to receive, Common Stock (collectively, "COMPANY SECURITIES"), or join in any Company registration statement under the Securities Act of 1933, as amended. The Company shall take such action as is required to enforce the provisions of this Section, including (x) placing appropriate stop orders on the Holder's Company Securities and (y) refusing to honor any such violative Transfer. For purposes of this Agreement, "TRANSFER" means any offer, pledge, sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, gift, exchange, assignment, grant of any option, right or warrant to purchase, or other transfer or disposition of, directly or indirectly, or the announcement of the offering of, any Company Security.

      4. Third-Party Beneficiaries. The Holders and the Company acknowledge and agree that this Agreement is entered into for the benefit of and is enforceable by the Investors and their successors and assigns, who may proceed in any action against any party hereto without the need of joining any other party. The Holders and the Company agree that each Investor may exercise any and all remedies available under law and at equity following, or to prevent, a breach of this Agreement by the parties. In furtherance thereof, an Investor may seek an injunction to prevent a breach of the provisions hereof and may seek specific performance of the parties' respective obligation, as the party's agree that monetary damages may not be easily computed and, if so computed, may not remedy the harm to the Investors arising from such breach. Accordingly, each party to this Agreement agrees to waive in any injunction or action for specific performance the defense that a remedy at law would be adequate or that irreparable harm would not occur as a result of such breach.

      5. Miscellaneous.

            5.1. Enumeration and Headings. The enumeration and headings contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

            5.2. Counterparts. This Agreement may be executed in facsimile and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.


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

            5.3. Successors and Assigns. This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, successors and assigns of the parties hereto.

            5.4. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the parties hereto.

            5.5. Amendment. This Agreement may not be amended or modified in any manner except by a written agreement executed by each of the parties hereto if and only if such modification or amendment is consented to in writing by the holders of the majority of the Shares issued under the Purchase Agreement.

            5.6. Governing Law. The terms and provisions of this Agreement shall be construed in accordance with the laws of the State of New York and the federal laws of the United States of America applicable therein.

                  [Remainder of Page Intentionally Left Blank]


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

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement as of the day and year first above written.

                                      MARK A. JOSIPOVICH

                                      /s/ Mark A. Josipovich
                                      ------------------------------------------

                                      DANIEL T. JOSIPOVICH

                                      /s/ Daniel T. Josipovich
                                      ------------------------------------------


                                      THE FREEDOM FAMILY, LLC

                                      By: /s/ Daniel E. Josipovich
                                         ---------------------------------------
                                          Name:  Daniel E. Josipovich
                                          Title: Manager

                                      THE BLUEBOOK INTERNATIONAL HOLDING COMPANY

                                      By: /s/ Mark A. Josipovich
                                         ---------------------------------------
                                          Name:  Mark A. Josipovich
                                          Title: CEO

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

                                   Schedule 1
                            Shares Beneficially Owned

Mark A. Josipovich

Daniel T. Josipovich

The Freedom Family, LLC


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